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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 5, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)

 1940 N.W. 67th Place, Suite A, Gainesville, Florida            32653
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Market.

Item 3.02.  Unregistered Sales of Equity Securities.

         On July 5, 2006, Perma-Fix Environmental Company, Inc. (the "Company") issued or will issue to Capital Bank Grawe Gruppe ("Capital Bank"), as nominee and agent for certain accredited investors 778,477 shares of common stock upon the exercise by Capital Bank of a warrant dated July 30, 2001, granted as part of a private placement offering Capital Bank participated in during 2001. The exercise price was $1.75 per share with total proceeds to the Company of $1,362,334.75. Of the shares of Common Stock issued, 741,679 shares have been registered for resale by the holders of the common stock under a Form S-3 Registration Statement, No. 333-70676 ("Registration Statement").

         On July 10, 2006, the Company issued or will issue 1,721,200 shares of common stock to Capital Bank Grawe upon the exercise by Capital Bank on a warrant dated July 9, 2001, granted as part of an exchange agreement entered into with Capital Bank during 2001. The exercise price was $1.75 per share with the total proceeds to the Company of $3,012,135.00. Of the shares of Common Stock issued, 1,683,725 shares have been registered for resale by the holders of the common stock under the Registration Statement.

         On July 10, 2006, The Company issued or will issue 140,000 shares of common stock to Herbert Strauss ("Strauss") upon the exercise by Strauss of a warrant dated July 9, 2001, granted as part of an exchange agreement entered into with Capital Bank during 2001, which aggregated with prior exercises of the warrant during June 2006, total 522,700 common stock issued to Strauss. The exercise price was $1.75 per share, with the total proceeds to the Company of $914,725.00. The shares of Common Stock issued have been registered for resale by Mr. Strauss under the Registration Statement.

         The issuance of the above securities by the Company were deemed to be exempt from registration under the Act in reliance upon section 4 (2) of the Securities Act of 1933, as amended (the "Act"), or Regulation D promulgated there under as transactions by an issuer not involving a public offering. Recipients of the securities in each such transaction represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the instruments issued in such transactions.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: July 11, 2006.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.


                                          By: /s/ Steven Baughman
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                                              Steven Baughman
                                              Vice President and
                                              Chief Financial Officer

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